UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2014

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2014, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three and twelve months ended December 31, 2013 and its unaudited financial position as of December 31, 2013. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission for the three and twelve months ended December 31, 2013 and 2012. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

Three and twelve months ended December 31, 2013

For the three and/or twelve months ended December 31, 2013, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the impact of expensing stock options;

•

acquisition-related expenses associated with cost of sales (COS) related primarily to non-cash amortization of developed product technology rights acquired in business combinations, including intangible assets acquired in the Onyx Pharmaceuticals, Inc. (Onyx) business combination (2013 COS Acquisition-Related Expenses);

•

acquisition-related expenses associated with research and development (R&D) related primarily to charges associated with the Onyx business combination, which included the acceleration of Onyx unvested equity compensation (Onyx equity compensation), and to non-cash amortization of intangible assets acquired in prior year business combinations (2013 R&D Acquisition-Related Expenses);

•

acquisition-related expenses associated with selling, general and administrative (SG&A) related primarily to the Onyx equity compensation and also included non-cash amortization of intangible assets acquired in prior year business combinations as well as business combination transaction costs (2013 SG&A Acquisition-Related Expenses);

•	the expense resulting from changes in the estimated fair values of the contingent consideration obligations related to a prior year business combination (Contingent Consideration Costs);

•	other acquisition-related expenses;

•	certain charges pursuant to our efforts to improve cost efficiencies in our operations related primarily to severance expenses (2013 Cost-Savings Initiatives Expense);

•	the expense related to certain legal proceedings (2013 Legal Expense);

•	the non-cash interest expense associated with our convertible notes (Non-Cash Interest Expense);

•	the acquisition-related expenses related to bridge financing costs associated with the Onyx business combination (Bridge Financing Costs);

•	the tax effect of the above adjustments in 2013 (2013 Tax Effect); and

•

the income tax impact from resolving certain non-routine transfer-pricing and acquisition-related issues with tax authorities as well as the impact related to certain prior period items excluded from adjusted earnings (2013 Income Tax Impact).

For the three and twelve months ended December 31, 2013, the Company reported non-GAAP financial results for COS expense, R&D expense and SG&A expense:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the 2013 COS Acquisition-Related Expenses;

•	R&D expense was also adjusted to exclude the 2013 R&D Acquisition-Related Expenses; and

•	SG&A expense was also adjusted to exclude the 2013 SG&A Acquisition-Related Expenses.

For the three and/or twelve months ended December 31, 2013, the Company reported non-GAAP adjusted operating expenses, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•	the foregoing COS, R&D and SG&A expense adjustment amounts;

•	Contingent Consideration Costs;

•	other acquisition-related expenses;

•	2013 Cost-Savings Initiatives Expense;

•	2013 Legal Expense;

•	Non-Cash Interest Expense;

•	Bridge Financing Costs;

•	2013 Tax Effect;

•	2013 Income Tax Impact; and

•	the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share.

Three and twelve months ended December 31, 2012

For the three and/or twelve months ended December 31, 2012, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the impact of expensing stock options;

•

acquisition-related expenses associated with COS related primarily to non-cash amortization of developed product technology rights acquired in a business combination (2012 COS Acquisition-Related Expenses);

•

certain charges related to COS pursuant to our efforts to improve cost efficiencies in our operations related to accelerated depreciation of certain manufacturing facilities (2012 COS Cost-Savings Initiatives Expense);

•

acquisition-related expenses associated with R&D related primarily to non-cash amortization of intangible assets acquired in a business combination as well as retention and severance expenses (2012 R&D Acquisition-Related Expenses);

•	certain charges related to R&D pursuant to our efforts to improve cost efficiencies in our operations related to a lease abandonment (2012 R&D Cost-Savings Initiatives Expense);

•

acquisition-related expenses associated with SG&A related primarily to non-cash amortization of intangible assets acquired in prior year business combinations as well as business combination transaction costs (2012 SG&A Acquisition-Related Expenses);

•	the Contingent Consideration Costs;

•	acquisition-related expenses related primarily to the write-off of a non-key intangible asset acquired in a prior year business combination (2012 Asset Write-off);

•	certain charges pursuant to our efforts to improve cost efficiencies in our operations related primarily to severance expenses and lease abandonment costs (2012 Cost-Savings Initiatives Expense);

•	the benefit/expense related to certain legal proceedings (2012 Legal Expense);

•	the Non-Cash Interest Expense;

•	the tax effect of the above adjustments in 2012 (2012 Tax Effect); and

•	the income tax impact related to certain prior period items excluded from adjusted earnings in 2012 (2012 Income Tax Impact).

For the three and/or twelve months ended December 31, 2012, the Company reported non-GAAP financial results for COS expense, R&D expense and SG&A expense:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the 2012 COS Acquisition-Related Expenses and the 2012 COS Cost-Savings Initiatives Expense;

•	R&D expense was also adjusted to exclude the 2012 R&D Acquisition-Related Expenses and the 2012 R&D Cost-Savings Initiatives Expense;

•	SG&A expense was also adjusted to exclude the 2012 SG&A Acquisition-Related Expenses; and

For the three and/or twelve months ended December 31, 2012, the Company reported non-GAAP adjusted operating expenses, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•	the foregoing COS, R&D and SG&A expense adjustment amounts;

•	Contingent Consideration Costs;

•	2012 Asset Write-off;

•	2012 Cost-Savings Initiatives Expense;

•	2012 Legal Expense;

•	Non-Cash Interest Expense;

•	2012 Tax Effect;

•	2012 Income Tax Impact; and

•	the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share.

The Company believes that excluding the non-cash amortization of intangible assets and developed product technology rights acquired in business combinations treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding all other adjustments described above provides supplemental measures of profitability that will facilitate comparisons before, at the time, and after such expenses are incurred.

For the three and twelve months ended December 31, 2013 and 2012, the Company reported Free Cash Flow (FCF) which is a non-GAAP financial measure. FCF is computed by subtracting capital expenditures from cash flow from operations, each as determined in accordance with GAAP. The Company believes that FCF provides a further measure of the Company’s liquidity. The Company uses this measure internally and believes that providing FCF to investors facilitates additional analysis.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and twelve months ended December 31, 2013 and 2012, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 28, 2014	By:	/s/ Michael A. Kelly
	Name:	Michael A. Kelly
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated January 28, 2014